United States

                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1999

                           Diamond Home Services, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-20829                 36-3886872
(State or other jurisdiction of   (Commission File Number)    (I.R.S Employer
         incorporation)                                   Identification Number)

                                222 Church Street
                               Woodstock, IL 60098
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (815) 334-1414

                                      None
             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                  Effective July 1, 1999, Diamond Exteriors, Inc., a wholly owned subsidiary of the Registrant ("Exteriors"), and Sears, Roebuck and Co. ("Sears") executed an agreement that amended and extended through December 31, 2001 the term of the License Agreement, dated as of January 1, 1996, as amended, between Sears and Exteriors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits (numbered pursuant to Item 601 of Registration S-K)

                  (10) Amendment Agreement, dated July 1, 1999, between Sears and Exteriors and letter agreement dated June 30, 1999, between Sears and Registrant.

                  (99)     Press release dated June 30, 1999.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      Diamond Home Services, Inc.
                                      (Registrant)

                                      /s/  Richard G. Reece
                                      Richard G. Reece
                                      Vice President and Chief Financial Officer
                                      (For the Registrant and as
                                      Principal Accounting Officer)

Date:  July 8, 1999